Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report on Form 10-Q of Ategrity Specialty Insurance Company Holdings (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil Adler, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    (i)    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 13, 2026	/s/ Neil Adler
Neil Adler
Chief Financial Officer
(Principal Financial & Accounting Officer)